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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



                               January 15, 2002
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                          TERAGLOBAL COMMUNICATIONS CORP.
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             (Exact name of registrant as specified in its charter)



            DELAWARE                   0-25115                  33-0827963
 -------------------------------     ------------           -------------------
 (State or other jurisdiction of     (Commission              (IRS Employer
         incorporation)              File Number)           Identification No.)



                       9171 Towne Centre Drive, 6th Floor
                           San Diego, California 92122
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                    (Address of principal executive offices)



                                 (858) 404-5500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

The Registrant reported a need for additional capital in its third quarter report to shareholders. The Registrant also reported at that time that it had entered into a term sheet with an investment banker to provide additional capital through a private placement of securities that was scheduled to commence in January 2002.

On December 21, 2001, the Registrant filed a current report announcing that it had received $750,000 in a bridge financing round. The funds were secured through a private placement of convertible promissory notes and warrants that was necessary to fund the Registrant's operations through the January financing round.

The Registrant has received notice that its investment banker is withdrawing from the term sheet and the January financing round. The Registrant will require additional capital in order to continue operations, but has no firm commitments for financing at this time.

The investment banker's withdrawal has caused the Default Warrants issued in connection with the bridge financing to vest, granting the note holders from the bridge financing round, principally WallerSutton 2000, L.P., the right to purchase for nominal value a number of newly issued shares of Common Stock equal to 50% of the Registrant's outstanding Common Stock.

The Registrant is also in default under the terms of the bridge notes, granting the bridge note holders the right to declare a default. In the event a default is declared, the amount due under the bridge notes would become immediately due and payable. The obligation to repay the bridge notes is secured by a first lien on all of the Registrant's assets.

The Registrant will continue to pursue alternatives to provide the capital necessary to fund anticipated operating expenses. The Registrant is currently discussing financing transactions to meet its immediate capital obligations with a number of sources, including current investors. The Registrant's Board of Directors has also approved the retention of an investment banker to further explore the Registrant's financing options.

Additional information concerning the bridge financing including a copy of the press release announcing the financing can be found in the exhibits to this report and to the December 21, 2001 report.

ITEM 7.  EXHIBITS

Exhibit         Description
-------         -----------
 99.1           Form of Press Release dated January 15, 2001


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TERAGLOBAL COMMUNICATIONS CORP.



Dated:  January 15, 2002              By:  /s/ James A. Mercer III
                                           ----------------------------
                                           James A. Mercer III
                                           Chief Financial Officer


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